Exhibit 10.1

COMMITMENT INCREASE SUPPLEMENT

COMMITMENT INCREASE SUPPLEMENT, dated September 1, 2006 (this ‘‘Supplement’’), to the Credit Agreement dated as of August 2, 2005 (as amended, supplemented or otherwise modified from time to time, the ‘‘Credit Agreement’’), among Aspen Insurance Holdings Limited, a Bermuda exempted limited liability company (the ‘‘Company’’), the Subsidiary Borrowers (as defined therein) (together with the Company, collectively, the ‘‘Borrowers’’ and individually, a ‘‘Borrower’’), the Lenders parties thereto, The Bank of New York, as Collateral Agent, Bank of America, N.A. and Calyon, New York Branch, as Co-Syndication Agents, Credit Suisse, Cayman Islands Branch and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and Barclays Bank PLC, as Administrative Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 2.1(b) of the Credit Agreement, the Borrowers have the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Commitments under the Credit Agreement by requesting one or more Lenders to increase the amount of its Commitment;

WHEREAS, the Borrowers have given notice to the Administrative Agent and the Issuing Lenders of their intention to increase the Total Commitments pursuant to Sections 2.1(b) and (c) of the Credit Agreement; and

WHEREAS, pursuant to Sections 2.1(b) and (c) of the Credit Agreement, the undersigned Lender now desires to increase the amount of its Commitment under the Credit Agreement by executing and delivering to the Borrowers, the Administrative Agent and the Issuing Lenders a supplement to the Credit Agreement in substantially the form of this Supplement;

NOW THEREFORE, each of the parties hereto hereby agrees as follows:

1.	The undersigned Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its Commitment increased by $[ ], thereby making the aggregate amount of its Commitment equal to $[ ].

2.	This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

3.	This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

Accepted and agreed to, for the Borrowers, as of the date first written above:

ASPEN INSURANCE HOLDINGS LIMITED
By:
Name:
Title:

Acknowledged and agreed to as of the date first written above:

BARCLAYS BANK PLC, as Administrative Agent
By:
Name:
Title:

Acknowledged and agreed to as of the date first written above:

BARCLAYS BANK PLC, as Issuing Lender
By:
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written:

BARCLAYS BANK PLC
By:
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written:

BANK OF AMERICA, N.A.
By:
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written:

CALYON, NEW YORK BRANCH
By:
Name:
Title:
By:
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:
Name:
Title:
By:
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written:

DEUTSCHE BANK AG, NEW YORK BRANCH
By:
Name:
Title:
By:
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written:

ABN AMRO BANK N.V.
By:
Name:
Title:
By:
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written:

CITIBANK, N.A.
By:
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written:

THE BANK OF NEW YORK
By:
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written:

THE BANK OF N.T. BUTTERFIELD & SON LIMITED
By:
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written:

HSBC BANK, USA, N.A.
By:
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written:

UBS LOAN FINANCE LLC
By:
Name:
Title:
By:
Name:
Title: